SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                         ______________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                  June 15, 2001

                             Insightful Corporation
                             ----------------------
             (Exact name of Registrant as specified in its charter)



          Delaware               02-020992             04-2842217
          --------               ---------             ----------
(State or other jurisdiction    (Commission          (IRS Employer
     of Incorporation)          File number)       Identification No.)


        1700 Westlake Ave N. #500                98109-3044
          Seattle, Washington                    ----------
         (Address of principal                   (Zip Code)
           executive offices)

                                 (206) 283-8802
                                 --------------
               Registrant's telephone number, including area code

                                 MathSoft, Inc.
                                 --------------
          (Former name or former address, if changed since last report)


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Item  5.  Other  Events
-----------------------

     On June 15, 2001, we released a press release, attached to this Form 8-K as
Exhibit 99.1, announcing the completion of our corporate name change from MathSoft, Inc. to Insightful Corporation.

Item  7.  Financial  Statements,  Pro  Forma  Financial Information and Exhibits
--------------------------------------------------------------------------------

(c)  Exhibits
-------------

Exhibit No.  Exhibit

99.1         Press  Release  dated  June 15, 2001.


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                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             INSIGHTFUL  CORPORATION



June 27, 2001                By: /s/ Sarwat H. Ramadan
                                ------------------------------
                                Sarwat  H.  Ramadan
                                Vice  President, Finance & Administration,
                                Chief Financial Officer, Treasurer and Secretary

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.  Exhibit

99.1         Press  release  dated  June 15, 2001


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